Exhibit 99.3

Rokwader, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
(Unaudited)
December 31, 2015

		Clean Freak
	Rokwader	Car Wash	Pro Forma Adjustments		Pro Forma
	Inc.	Group	Debit/ (Credit)		Consolidated
ASSETS
Current Assets
			(C), (D), (F), (H),
Cash	$5,165,219	$452,564	(J), (M), (O), (P)	$(3,946,779)	$1,671,004
Accounts Receivable	—	12,586	(H), (O)	(12,586)	—
Related Party Receivables	—	116,456	(H), (O)	(116,456)	—
Inventory	—	—	(J), (N)	—	—
Other Current Assets	—	11,617	(H)	(10,097)	1,520
Total Current Assets	$5,165,219	$593,223		$(4,085,918)	$1,672,524

Property and Equipment
Car Wash Improvements	—	410,926	(H), (J)	218,809	629,735
Car Wash Equipment	—	4,301,514	(H), (J)	(2,211,778)	2,089,736
Car Wash Vending Machine	—	13,961	(H), (J)	(646)	13,315
Furniture and Equipment	9,788	26,829	(H), (J)	45,954	82,571
Security Equipment	—	—	(J)	94,838	94,838
Building	—	4,566,695	(H)	(4,566,695)	—
Land	—	1,751,068	(H)	(1,751,068)	—
Total Property and Equipment	$9,788	$11,070,993		$(8,170,586)	$2,910,195
Accumulated Depreciation	(893)	(4,683,383)	(A), ( E ), (H)	3,882,674	(801,602)
Total Net Property and Equipment	$8,895	$6,387,610		$(4,287,912)	$2,108,593

Other Assets
Other Assets	$—	$15,000	(H)	(15,000)	$—
Deposits	—	30,000	(O)	(30,000)	—
Goodwill	—	—	(J)	7,527,287	7,527,287
Intangible Assets, Net of Accumulated Amortization	41,880	—			41,880
Trademark, Net of Accumulated Amortization	—	17,639	(A), (H), (J), (O)	1,405	19,044
Loan Fees, Net of Accumulated Amortization	—	88,464	(A), (H), (O)	(88,464)	—

Total Other Assets	$41,880	$151,103		$7,395,228	$7,588,211

TOTAL ASSETS	$5,215,994	$7,131,936		$(978,602)	$11,369,328

LIABILITIES
Current Liabilities
Accounts Payable	$6,600	$171,829	(H)	$128,276	$50,153
Interest Payable	—	37,919	(H)	37,919	—
Accrued Expenses	5,700	—			5,700
Credit Card Payable	2,654	—			2,654
Rent Payable	—	80,300	(H), (O)	80,300	—
Dividend Payable	—	—	(G)	(197,704)	197,704
Income Taxes Payable	—	117	(H), (O)	117	—
Gift Cards & Certificates	—	—	(J)	(19,750)	19,750
Other Current Liabilities	—	9,091	(H), (O)	9,091	—
Related Party Payables	—	705,454	(H), (O)	705,454	—
Current Portion of Long-Term Debt	—	502,266	(H), (O)	502,266	—
Total Current Liabilities	$14,954	$1,506,976		$1,245,969	$275,961

Other Liabilities
Deferred Tax Liability	$285	$—			$285
Long Term Debt, less current portion	—	8,304,640	(H), (O)	8,304,640	—
Total Other Liabilities	$285	$8,304,640		$8,304,640	$285

TOTAL LIABILITIES	$15,239	$9,811,616		$9,550,609	$276,246

EQUITY
Rokwader, Inc. Stockholders' Equity:
Preferred Stock	$—	$—	(J), (K)	—	$—
Additional Paid-in Capital - Preferred Stock	—	—	(J), (K)	—	—
Common Stock	18,267	—			18,267
Additional Paid-in-Capital Common Stock	7,409,426	—			7,409,426
			(A), (B), (C), (D), ( E ), (F)
Accumulated Deficit	(2,226,938)	(2,679,680)	(H), (J), (L), (M), (N), (P)	(2,579,308)	(2,327,310)
Total Rokwader, Inc. Stockholders' Equity	$5,200,755	$(2,679,680)		$(2,579,308)	$5,100,383

Non Controlling Interest	—	—	(G), (K), (L)	(5,992,699)	$5,992,699

TOTAL EQUITY	$5,200,755	$(2,679,680)		$(8,572,007)	$11,093,082

TOTAL LIABILITIES AND EQUITY	$5,215,994	$7,131,936		$978,602	$11,369,328
	$—	$—		$—	$—

Rokwader, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operation
(Unaudited)
For the Year Ended December 31, 2015

		Clean Freak
	Rokwader	Car Wash	Pro Forma Adjustments		Pro Forma
	Inc.	Group	Debit/ (Credit)		Consolidated
Net Revenue	$2,342	$6,490,178			$6,492,520

Cost of Goods Sold	$—	$(2,070,179)	(N)	15,117	$(2,085,296)

Gross Profit	$2,342	$4,419,999		15,117	$4,407,224

Operating Expenses
Selling, General and Administrative	$(289,438)	$(2,099,354)	(P)	$(101,581)	$(2,287,211)
Rent Expense	(14,007)	(133,606)	( C ), (D)	1,020,143	(1,167,756)
Acquisition Related Expenses	(440,813)	—	(J)	751,354	(1,192,167)
Depreciation and Amortization	(4,583)	(899,588)	(A), (B), ( E )	(93,615)	(810,556)
Total Operating Expenses	$(748,841)	$(3,132,548)		$1,576,301	$(5,457,690)

Loss from Operations	$(746,499)	$1,287,451		$1,591,418	$(1,050,466)

Other Income (Expense)
Other Income (Loss)	$—	$(9,701)			$(9,701)
Gain on Bargain Purchase	—	—	(J)	(196,523)	196,523
Interest Income	2,906	2,685			5,591
Interest (Expense)	(818)	(524,274)	(F)	(524,274)	(818)
Total Other Income	$2,088	$(531,290)		$(720,797)	$191,595

Loss Before Income Tax Expense	$(744,411)	$756,161		$870,621	$(858,871)

Provision for Income Taxes	$(285)	$(3,099)			$(3,384)

Net Loss	$(744,696)	$753,062		$870,621	$(862,255)

Net Loss Attributable to
Noncontrolling Interest	$—	$—	(L)	$17,187	$(17,187)

Net Loss Attributable to
Rokwader, Inc.	$(744,696)	$753,062			$(845,068)

Net Loss per Common Share
Basic and Diluted	(0.06)	$—			$(0.06)

Weighted Average Number
of Common Shares Outstanding	13,020,859	—			13,020,859

Pro Forma Adjustments
December 31, 2015

(A)	(To eliminate 2015 depreciation expense)

(B)	(To eliminate 2015 amortization expense)

(C)	(To eliminate rent expense paid by CF Bell during 2015)

(D)	(To record rent expense paid by True Blue assuming acquisition of CF car washes occurred 1/1/15)

(E)	(To record depreciation expense by True Blue assuming acquisition of CF car washes occurred 1/1/15)

(F)	(To eliminate interest expense incurred during 2015)

(G)	(To record dividend payable on preferred stock issued as a result of the CF acquisition assuming it occurred 1/1/15)

(H)	(To eliminate CF Car Wash Group balance sheet as of 12/31/14)

(J)	(To record acquisition of Clean Freak Car Wash Group as of 1/1/15)

(K)	(To reclassify preferred stock issued to noncontrolling interest for the acqusition of Clean Freak Car Wash Group)

(L)	(To record net income attributable to noncontrolling interest during 2015)

(M)	(To eliminate 2015 distributions to members of the CF Car Wash Group)

(N)	(To record use of inventory acquired in the CF Car Wash Group acquisition)

(O)	(To record adjustments to CF Car Wash Group balance sheet for activity that occurred during 2015)

(P)	(To eliminate guaranteed payments to members of CF Car Wash Group paid during 2015)

Rokwader, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
(Unaudited)
March 31, 2016

		Clean Freak
	Rokwader	Car Wash	Pro Forma Adjustments		Pro Forma
	Inc.	Group	Debit/ (Credit)		Consolidated
ASSETS
Current Assets
			( C ), (D), (F), (H) (J),
Cash	$5,028,846	$404,654	(M), (O), (P)	$(3,958,293)	$1,475,207
Accounts Receivable	—	15,238	(H)	(12,704)	2,534
Related Party Receivables	—	87,499	(H), (O)	(87,499)	—
Inventory	—	—	(J), (N)	—	—
Other Current Assets	—	19,117	(H)	(10,097)	9,020
Total Current Assets	$5,028,846	$526,508		$(4,068,593)	$1,486,761

Property and Equipment
Car Wash Improvements	—	410,926	(H), (J)	218,809	629,735
Car Wash Equipment	—	4,314,759	(H), (J)	(2,248,424)	2,066,335
Car Wash Vending Machine	—	13,961	(H), (J)	(646)	13,315
Furniture and Equipment	9,298	26,829	(H), (J)	45,954	82,081
Security Equipment	—	—	(J)	94,838	94,838
Building	—	4,566,695	(H), (O)	(4,566,695)	—
Land	—	1,751,068	(H)	(1,751,068)	—
Total Property and Equipment	$9,298	$11,084,238		$(8,207,232)	$2,886,304

Accumulated Depreciation	(893)	(4,861,939)	(A), ( E ), (H)	3,721,897	(1,140,935)

Total Net Property and Equipment	$8,405	$6,222,299		$(4,485,335)	$1,745,369

Other Assets
Other Assets	$—	$15,000	(H)	(15,000)	$—
Deposits	—	30,000	(O)	(30,000)	—
Goodwill	—	—	(J)	7,527,287	7,527,287
Intangible Assets, Net of Accumulated Amortization	40,992	—			40,992
Trademark, Net of Accumulated Amortization	—	17,697	(B), (H), (J), (O)	1,347	19,044
Loan Fees, Net of Accumulated Amortization	—	83,538	(B), (H), (O)	(83,538)	—

Total Other Assets	$40,992	$146,235		$7,400,096	$7,587,323

TOTAL ASSETS	$5,078,243	$6,895,042		$(1,153,832)	$10,819,453

LIABILITIES
Current Liabilities
Accounts Payable	$5,290	$237,578	(H)	$128,276	$114,592
Interest Payable	—	37,919	(H)	37,919	—
Rent Payable	—	80,300	(H), (O)	80,300	—
Dividend Payable	—	—	(G)	(49,431)	49,431
Income Taxes Payable	—	730	(H), (O)	730	—
Gift Cards & Certificates	—	—	(J)	(19,750)	19,750
Other Current Liabilities	—	17,814	(H)	12,732	5,082
Related Party Payables	—	623,932	(H), (O)	623,932	—
Current Portion of Long-Term Debt	—	425,129	(H), (O)	425,129	—
Total Current Liabilities	$5,290	$1,423,402		$1,239,837	$188,855

Other Liabilities
Deferred Tax Liability	$285	$—			$285
Long Term Debt, less current portion	—	8,290,379	(H), (O)	8,290,379	—
Total Other Liabilities	$285	$8,290,379		$8,290,379	$285

TOTAL LIABILITIES	$5,575	$9,713,781		$9,530,216	$189,140

EQUITY
Rokwader, Inc. Stockholders' Equity:
Preferred Stock	$—	$—	(K), (J)	—	$—
Additional Paid-in Capital - Preferred Stock	—	—	(K), (J)	—	—
Common Stock	18,267	—			18,267
Additional Paid-in-Capital Common Stock	7,409,426	—			7,409,426
			(A), (B), (C), (D), (E), (F)
Accumulated Deficit	(2,355,025)	(2,818,739)	(H), (J), (L) (M), (N), (P)	(2,249,055)	(2,924,709)
Total Rokwader, Inc. Stockholders' Equity	$5,072,668	$(2,818,739)		$(2,249,055)	$4,502,984

Non Controlling Interest	$—	$—	(G), (K), (L)	$(6,127,329)	$6,127,329

TOTAL EQUITY	$5,072,668	$(2,818,739)		$(8,376,384)	$10,630,313

TOTAL LIABILITIES AND EQUITY	$5,078,243	$6,895,042		$1,153,832	$10,819,453

Rokwader, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operation
(Unaudited)
For the three months ended March 31, 2016

		Clean Freak
	Rokwader	Car Wash	Pro Forma Adjustments		Pro Forma
	Inc.	Group	Debit/ (Credit)		Consolidated

Net Revenue	$112	$1,842,216			$1,842,328

Cost of Goods Sold	$—	$(593,869)			$(593,869)

Gross Profit	$112	$1,248,347		—	$1,248,459

Operating Expenses
Selling, General and Administrative	$(107,832)	$(500,013)	(P)	$(29,720)	$(578,125)
Rent Expense	(3,483)	(37,814)	( C), (D)	262,186	(303,483)
Acquisition Related Expenses	(17,000)	—			(17,000)
Depreciation and Amortization	(1,378)	(184,155)	(A), (B), ( E )	82,336	(267,869)

Total Operating Expenses	$(129,693)	$(721,982)		$314,802	$(1,166,477)

(Loss) Income from Operations	$(129,581)	$526,365		$314,802	$81,982

Other Income (Expense)
Other Income (Loss)	$—	$16			$16
Interest Income	1,494	431			1,925
Interest Expense	—	(118,065)	(F)	(118,065)	—
Total Other Income (Expense)	$1,494	$(117,618)		(118,065)	$1,941

(Loss) Income Before Income Tax Expense	$(128,087)	$408,747		$196,737	$83,923

Provision for Income Taxes	$—	$(1,210)			$(1,210)

Net (Loss) Income	$(128,087)	$407,537		$196,737	$82,713

Net Income Attributable to
Noncontrolling Interest	$—	$—	(L)	$(30,830)	$30,830

Net (Loss) Income Attributable to
Rokwader, Inc.	$(128,087)	$407,537			$51,883

Net (Loss) Income per Common Share
Basic and Diluted	(0.01)	$—			$0.00

Weighted Average Number
of Common Shares Outstanding	18,267,777	—			18,267,777

Pro Forma Adjustments
March 31, 2016

(A)	(To eliminate depreciation expense recorded for the three months ended 3-31-16)

(B)	(To eliminate amortization expense recorded for the three months ended 3-31-16)

(C)	(To eliminate rent expense paid by CF Bell during the three months ended 3-31-16)

(D)	(To record rent expense recorded by True Blue for the three months ended 3-31-16, assuming acquisition of CF car washes occurred 1/1/15)

(E)	(To record depreciation expense by True Blue for the three months ended 3-31-16, assuming acquisition of CF car washes occurred 1/1/15)

(F)	(To eliminate interest expense incurred during the three months ended 3-31-16)

(G)	(To record dividend payable, as of 3-31-16, on preferred stock issued as a result of the acquisition of CF car washes, assuming it occurred 1/1/15)

(H)	(To eliminate CF Car Wash Group balance sheet as of 12/31/14)

(J)	(To record acquisition of Clean Freak Car Wash Group as of 1/1/15)

(K)	(To reclassify preferred stock issued to noncontrolling interest for the acqusition of
Clean Freak Car Wash Group)

(L)	(To record net income attributable to noncontrolling interest during three months end 3-31-16)

(M)	(To eliminate distributions made to members of the CF Car Wash Group during the three months ended 3-31-16)

(N)	(To record use of inventory, during 2015, acquired in the CF Car Wash Group acquisition)

(O)	(To record adjustments to CF Car Wash Group balance sheet for activity that occurred during three months ended 3-31-2016)

(P)	(To eliminate guaranteed payments to members of CF Car Wash Group paid during the three months ended 3-31-16)